SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 20, 2000
                Date of Report (date of earliest event reported)



                             MILESTONE CAPITAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                   33-15096-D                   84-1111224
          --------                   ----------                   ----------
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)                 I.D. Number)


                       26 West Dry Creek Circle, Suite 600
                            Littleton, Colorado 80120
                            -------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (303) 794-9450


                                       N/A
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

     Pursuant to Item 304 of Regulation S-K, the Company makes the following representations:

(i) On December 20, 2000, Larry Legel, Certified Public Accountant, 5100 North Federal Highway, #409, Fort Lauderdale, Florida 33308, Certifying Accountant for Milestone Capital, Inc. (the "Company") was dismissed as Certifying Accountant for the Company due to it being more convenient for the Company to have its certifying accountant in the same metropolitan area as its principal office.

(ii) None of Larry Legel's prior reports on the Company's financial statements for the past two years contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principle.

(iii) The appointment of the new certifying accountant was recommended by the Company's Board of Directors acting as the Company's Audit Committee and approved by the Company's Board of Directors.

(iv) During the Company's two most recent fiscal years and subsequent interim period up to the date of the change in certifying accountant, there were no disagreements with Larry Legel on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if any, not resolved to the satisfaction of Larry Legel, would have caused Larry Legel to make a reference to the subject matter of the disagreement(s) in connection with his report.

(v) Effective December 21, 2000 the Company has engaged the accounting firm of Angell & Deering, Certified Public Accountants, 3801 E. Florida, Denver, Colorado, as Certifying Accountant for the year ending December 31, 2000.

(vi) The Company did not consult with Angell & Deering, with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company's financial statements prior to engaging the firm.

(vii) The Company has requested that Larry Legel review the disclosure in this Report and that Larry Legel has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     1. Statement of former certifying accountant in response to the information disclosed under Item 4 of this Report.

                                   LARRY LEGEL
                           CERTIFIED PUBLIC ACCOUNTANT
                        5100 North Federal Highway, #409
                            Fort Lauderdale, FL 33308


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

     We have read and agree with the comments in Item 4 of Form 8-K of Milestone Capital, Inc. dated December 20, 2000.

                                         /s/ LARRY LEGEL
                                         ---------------
                                         LARRY LEGEL
                                         CERTIFIED PUBLIC ACCOUNTANT

Fort Lauderdale, Florida
December 20, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 20, 2000

                                            MILESTONE CAPITAL, INC.


                                            by: /s/ Earnest Mathis, Jr.
                                            --------------------------------
                                            Earnest Mathis, Jr.
                                            Chief Executive Officer